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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                AUGUST 16, 2001

                                   001-13836
                            (COMMISSION FILE NUMBER)

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                            TYCO INTERNATIONAL LTD.
             (Exact name of registrant as specified in its charter)

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
                   BERMUDA                                    NOT APPLICABLE
       (Jurisdiction of Incorporation)            (I.R.S. Employer Identification Number)

  THE ZURICH CENTRE, SECOND FLOOR, 90 PITTS BAY ROAD, PEMBROKE, HM 08, BERMUDA
              (Address of registrant's principal executive office)

                                  441-292-8674
                        (Registrant's telephone number)

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ITEM 5. OTHER EVENTS

    As previously reported, on June 1, 2001, a subsidiary of Tyco
International Ltd. ("Tyco") consummated the acquisition of The CIT Group, Inc. ("CIT"). Tyco is accounting for this acquisition as a purchase.

    This Form 8-K includes as an exhibit (i) Unaudited Consolidated Financial Statements of The CIT Group, Inc. and subsidiaries as of June 30, 2001 and December 31, 2000 and for the six months ended June 30, 2001 and 2000, as filed in CIT's Quarterly Report on Form 10-Q for the quarter ended June 30, 2001 and
(ii) Tyco and CIT unaudited pro forma combined financial information for the nine months ended June 30, 2001 and for the year ended September 30, 2000.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(C) EXHIBITS

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
       EXHIBIT
       NUMBER           TITLE
---------------------   ------------------------------------------------------------
99.1........            Unaudited Consolidated Financial Statements of The CIT
                        Group, Inc. and subsidiaries as of June 30, 2001 and
                        December 31, 2000 and for the six months ended June 30, 2001 and 2000, as filed in CIT's Quarterly Report on Form 10-Q
                        for the quarter ended June 30, 2001.
99.2........            Tyco and CIT unaudited pro forma combined financial
                        information for the nine months ended June 30, 2001 and for the year ended September 30, 2000.
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

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
                                                       TYCO INTERNATIONAL LTD.

                                                       By:              /s/ MARK H. SWARTZ
                                                            -----------------------------------------
                                                                          Mark H. Swartz
                                                                   EXECUTIVE VICE PRESIDENT AND
                                                                     CHIEF FINANCIAL OFFICER
                                                               (PRINCIPAL ACCOUNTING AND FINANCIAL
                                                                             OFFICER)
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Date: August 16, 2001

                                       2
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                                 EXHIBIT INDEX

       EXHIBIT
       NUMBER
---------------------
        99.1            Unaudited Consolidated Financial Statements of The CIT
                        Group, Inc. and subsidiaries as of June 30, 2001 and
                        December 31, 2000 and for the six months ended June 30, 2001 and 2000, as filed in CIT's Quarterly Report on Form 10-Q
                        for the quarter ended June 30, 2001.
        99.2            Tyco and CIT unaudited pro forma combined financial
                        information for the nine months ended June 30, 2001 and for the year ended September 30, 2000.

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